RESTATED CERTIFICATE OF INCORPORATION
                                    OF
                                 IBP, INC.


     The undersigned, Robert L. Peterson and Lonnie O. Grigsby, certify that they are the President and the Secretary, respectively, of IBP, inc., a corporation organized and existing under the laws of the State of Delaware (the Corporation ), and do hereby further certify as follows:

     1. The name of the Corporation is IBP, inc. The name under which the Corporation was originally incorporated is Iowa Beef
Packers, Inc.

     2. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on June 23, 1969.

     3. The Restated Certificate of Incorporation was duly adopted by the written consent of the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     4. The text of the Certificate of Incorporation as amended hereby is restated to read in its entirety, as follows:


                                 ARTICLE I

                 The name of the Corporation is IBP, inc.


                                ARTICLE II

     The address of the Corporation s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the city of Wilmington, County of New Castle. The name of the Corporation s registered agent at such address is The Corporation Trust Company.


                                ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.



                                ARTICLE IV

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 225,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $0.05 per share (the Common Stock ), and 25,000,000 shares of Preferred Stock, par value $1.00 per share (the Preferred Stock ).

     The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock or any shares of stock of any other class need not be identical. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions (a Preferred Stock
Designation ), the number of shares to be included in any series and the designation, relative powers, preferences and rights and qualifications, limitations or restrictions of the shares of such series, including, without limiting the generality of the foregoing, any or all of the following provisions of the shares thereof:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, or method of determining the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

          (d) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock or any other securities;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation, or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class of stock or any other securities; and

     (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of holders of a majority of the stock of the Corporation entitled to vote, with all such holders voting as a single class.

     Each holder of Common Stock of the Corporation entitled to vote shall have one vote for each share thereof held.

     Except as may be provided by the terms of any Preferred Stock Designation or any other securities of the Corporation or by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

     The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.


                                 ARTICLE V

     Section 1. Except as otherwise provided by the terms of any Preferred Stock Designation or any other securities of the Corporation, the number of directors of the Corporation shall be fixed from time-to-time by or pursuant to the By-laws of the Corporation. The term of each director of the Corporation shall expire at the next annual meeting of stockholders following such director's election and until such director's successor shall have been elected and qualified. The election of directors need not be by written ballot.

     Section 2. Except as otherwise provided by the terms of any Preferred Stock Designation or any other securities of the Corporation, newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum of the Board of Directors is present, or as otherwise provided in the By-laws, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-laws.


                                ARTICLE VI

     In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized (1) to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the entire Board of Directors and (2) to adopt any By-laws which the Board of Directors may deem necessary or desirable for the efficient conduct of the affairs of the Corporation, including, without limitation, provisions governing the conduct of, and the matters which may properly be brought before, meetings of the stockholders and provisions specifying the manner and extent to which prior notice shall be given of the submission of proposals to be submitted at any meeting of stockholders or of nominations for the election of directors to be held at any such meeting.


                                ARTICLE VII

     Subject to the provisions of this Restated Certificate of Incorporation, the Corporation reserves the right to amend, alter or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all right conferred upon stockholders herein are subject to this reservation.



                               ARTICLE VIII

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or
(iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this
Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     IN WITNESS WHEREOF, IBP, inc. has caused this Restated
Certificate of Incorporation to be duly executed in its corporate name this 30th day of September, 1987.


                              IBP, inc.


                              By: /s/ Robert L. Peterson
                                  -----------------------
                                   Robert L. Peterson,
                                   President


ATTEST

     By: /s/ Lonnie O. Grigsby
         ----------------------
       Lonnie O. Grigsby,
       Secretary




_________________________________________________________________



                                  BY-LAWS
                                    OF
                                 IBP, inc.
          (Incorporated under the Laws of the State of Delaware)
                    As amended through October 17, 1996




_________________________________________________________________


                             TABLE OF CONTENTS
                                 ARTICLE I
                                  Offices

Section 1.     Registered Office
 ................................................ 1
Section 2.     Other Offices
 ............................ ...........         1


                                ARTICLE II

                         Meetings of Stockholders

Section 1.     Place of Meeting
  ............................................    1
Section 2.     Annual Meetings
 ................................................  1
Section 3.     Special Meetings
 ..............................................    2
Section 4.     Notice of Meetings
 .....................  ........................   2
Section 5.     Quorum
 .............................................     3
Section 6.     Adjournments
 .............................................     3
Section 7.     Conduct of Meeting
 ..............................................    3
Section 8.     List of Stockholders
 ................................................. 4
Section 9.     Voting
 ................................................. 5
Section 10.    Inspectors
 ................................................. 6


                                ARTICLE III

                            Board of Directors

Section 1.     General Powers
 ......................................................... 7
Section 2.     Number, Qualification and Election
 ............................................              7
Section 3.     Notification of Nominations
 .....................................................     8
Section 4.     Quorum and Manner of Acting
 ..........................................    .........   9
Section 5.     Place of Meeting
 ........................................................  9
Section 6.     Regular Meeting
 ........................................................ 10
Section 7.     Special Meetings
 ........................................................ 10
Section 8.     Notice of Meetings
 ........................................................ 10
Section 9.     Rules and Regulations
 ........................................................ 10
Section 10.    Participation in Meeting by Means
               of Communications Equipment
 .....................................            ...     11
Section 11.    Action Without Meeting
 ...................................................      11
Section 12.    Resignations
 .......................................................  11
Section 13.    Removal of Directors
 .......................................................  11
Section 14.    Vacancies
 .......................................................  12
Section 15.    Compensation
 .......................................................  12


                                ARTICLE IV

                      Executive and Other Committees

Section 1.     Executive Committee
 .......................................................  13
Section 2.     Other Committees
 ........................................................ 15
Section 3.     Procedure; Meetings; Quorum
  ...................................................... 15


                                 ARTICLE V

                                 Officers

Section 1.     Number; Term of Office
 ........................................................ 16
Section 2.     Removal
 ........................................................ 17
Section 3.     Resignation
 ........................................................ 17
Section 4.     Vacancies
 ........................................................ 18
Section 5.     Chairman of the Board
 ...................................................      18
Section 6.     The President
 ......................................................   18
Section 7.     Vice-Presidents
 .......................................................  18
Section 8.     Treasurer
 ........................................................ 18
Section 9.     Secretary
 ........................................................ 18
Section 10.    Controller
 ........................................................ 19
Section 11.    Assistant Treasurers, Secretaries
               and Controllers
 .......................................................  19


                                ARTICLE VI

                  Indemnification of Directors, Officers,
                           Employees and Agents

Section 1.     Third Party Actions
 .......................................................  19
Section 2.     Derivative Actions
 .......................................................  20
Section 3.     Determination of Indemnification
 ..............................................        .. 21
Section 4.     Right of Indemnification
 ..................................................       21
Section 5.     Advance of Expenses
 .......................................................  22
Section 6.     Indemnification by a Court
 .......................................................  22
Section 7.     Indemnification Not Exclusive
 ........................  .............................. 22
Section 8.     Insurance
 ........................................................ 23
Section 9.     Indemnification to Continue
 .....................................................    23
Section 10.    Definitions of Certain Terms
 ...................................................      23


                                ARTICLE VII

                               Capital Stock

Section 1.     Certificates for Shares
 .......................................................  25
Section 2.     Transfer of Shares
 .......................................................  25
Section 3.     Addresses of Stockholders
 .......................................................  26
Section 4.     Lost, Destroyed and Mutilated Certificates
 ..........................                      .......  26
Section 5.     Regulations
 .......................................................  27
Section 6.     Fixing Date for Determination of
               Stockholder of Record
 ..................................................       27


                               ARTICLE VIII

                                   Seal


                                ARTICLE IX

                                Fiscal Year


                                 ARTICLE X

                             Waiver of Notice


                                ARTICLE XI

                                Amendments


                                ARTICLE XII

                               Miscellaneous

Section 1.     Execution of Documents
 ......................................................  29
Section 2.     Deposits
 ......................................................  29
Section 3.     Checks
 ......................................................  30
Section 4.     Proxies in Respect of Stock or Other Securities
               of Other Corporations
 ...................................................     30
Section 5.     By-laws Subject to Law and Restated Certificate
               of Incorporation of the Corporation
 ..............................                     .... 30
                                 ARTICLE I
                                  Offices
     Section 1. Registered Office. The registered office of IBP, inc. (hereinafter called the "Corporation" in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.
     Section 2. Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation require.
                                ARTICLE II
                         Meetings of Stockholders
     Section 1. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at the office of the Corporation or at such other places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors.

     Section 2. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the first Wednesday in June in each year, if not a legal holiday under the laws of the place where the meeting is to be
 held, and, if a legal holiday, then on the next succeeding day which is not a legal holiday under the laws of such place, or on such other date and at such hour as may from time to time be fixed by the Board of Directors.
     Section 3. Special Meetings. Subject to the provisions of any Preferred Stock Designation (as such term is defined in the Restated Certificate of Incorporation of the Corporation), special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board of Directors of the Corporation or a majority of the entire Board of Directors. Only such business as is specified in the notice of any special meeting of the stockholders shall come before such meeting.
     Section 4. Notice of Meetings. Written notice of each meeting of the stockholders, whether annual or special, shall be given, either by personal delivery or by mail, not less than 10 nor more than 60 days before the date of the meeting to each stockholders or record entitled to notice of the meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Article X of these By-laws. Notice of adjournment of a meeting of stockholders need not be given if the time and place to which it is adjourned are announced at such meeting, unless the adjournment is for more than 30 days or, after adjournment, a new record date is fixed for the adjournment meeting.
     Section 5. Quorum. The holders of a majority of the votes entitled to be cast by the stockholders entitled to vote, which if any vote is to be taken by classes shall mean the holders of a majority of the votes entitled to be cast by the stockholders of each such class, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders.
     Section 6. Adjournments. In the absence of a quorum, the holders of a majority of the votes entitled to be cast by the stockholders, present in person or by proxy, may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.
     Section 7. Conduct of Meeting. At each meeting of the stockholders, the Chairman of the Board, or, in the absence of the Chairman of the Board, such person designated by the Board of Directors, shall act as chairman. At any annual meeting only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder who complies with the procedures set forth in this Section 7.
     For business properly to be brought by a stockholder before an annual meeting, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided; however, that in the event that less than 40 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was first mailed or such public disclosure was first made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class, series, if any, and number of shares of the Corporation which are owned of record by the stockholder; and (iv) any material interest of the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this
Section 7. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Section 7 and, if he should so determine, he shall so declare to the annual meeting, and any such business not properly brought before the annual meeting shall not be transacted.
     Section 8. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who has charge of the stock ledger to prepare and make, at least 10 days before each meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder's name. Such list shall be produced and kept available at the times and places required by law.
     Section 9. Voting. Each stockholder of record of any class or series of stock having a preference over any class of Common Stock of the Corporation as to dividends or upon liquidation shall be entitled at each meeting of stockholders to such number of votes for each share of such stock as may be fixed in the Restated Certificate of Incorporation or pursuant to the provisions of any Preferred Stock Designation and each stockholder of record of Common Stock shall be entitled at each meeting of stockholders to one vote for each share of such stock, in each case, registered in such stockholder's name on the books of the Corporation;
          (1) on the date fixed pursuant to Section 6 of Article VII of these By-laws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or
          (2) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, or, if action is taken by written consent without a meeting (to the extent permitted by these By-laws and the Restated Certificate of Incorporation of the Corporation) and no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall have been fixed, the day on which the first written consent is expressed.
          Each shareholder entitled to vote at any meeting of stockholders may authorize not in excess of three persons to act for such stockholder by a proxy signed by such stockholder or such stockholder's attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting, but in any event not later than the time designated in the order of business for so delivering such proxies. No such proxy shall be voted or acted up after three years from its date, unless the proxy provides for a longer period.
          At each meeting of the stockholders, all corporate actions to be taken by vote of the stockholders shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy, and where a separate vote by class is required, a majority of the votes cast by the stockholders of such class, present in person or represented by proxy, shall be the act of such class; subject, in each case, to such greater vote as may be prescribed by the Restated Certificate of Incorporation of the Corporation or by law. Unless required by law or determine by the chairman of the meeting to be advisable, the vote on any matter, including the election of directors, need not be by written ballot. In the case of a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.
     Section 10. Inspectors. Either the Board of Directors or, in the absence of designation of inspectors by the Board, the chairman of any meeting of stockholders may, in its or such person's discretion, appoint on e or three inspectors to act at any meeting of stockholders; provided, that no director or nominee for the office of director shall be appointed an inspector. Such inspectors shall perform such duties as shall be specified by the Board or the chairman of the meeting. Inspectors need not be stockholders.

                                ARTICLE III
                            Board of Directors
     Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not be law, by the Restated Certificate of Incorporation of the Corporation or by these By-laws directed or required to be exercised or done by the stockholders.
     Section 2. Number, Qualification and Election. Except as otherwise provided pursuant to provisions of any Preferred Stock Designation, the number of directors of the Corporation shall be determined from time to time by vote of a majority of the entire Board of Directors, provided that the number thereof may not be less than three.
     Each of the directors of the Corporation shall hold office until the next annual meeting of stockholders following such director's election and until such director's successor shall have been elected and qualified, or until his earlier death, or resignation or removal in the manner hereinafter provided. No decrease in the number of directors shall shorten the term of any incumbent director.
     Directors need not be stockholders of the Corporation.
     In any election of directors, the persons receiving a plurality of the votes case, up to the number of directors to be elected in such election, shall be deemed elected.
     Section 3. Notification of Nominations. Except as provided in any Preferred Stock Designation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors by giving timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided; however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. To be in proper written form, such stockholder's notice shall set forth in writing
(i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such stockholder and (y) the class, series, if any, and number of shares of the Corporation which are owned of record by such stockholder. The Corporation may require any person proposed for nomination to furnish such other information as many reasonably be required by the Corporation to determine the eligibility of such person to serve as a director of the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
     Section 4. Quorum and Manner of Acting. Except as otherwise provided by these By-laws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board, and, except as so provided, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting to another time and place, without notice other than announcement at the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.
     Section 5. Place of Meeting. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers or notice thereof.
     Section 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting which would otherwise to be held on that day shall be held at the same hour on the next succeeding business day.
     Section 7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or by a majority of the directors.
     Section 8. Notice of Meetings. Notice of regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board shall be mailed to each directors, addressed to such director at such director's residence or usual place of business, at least two days before the day on which the meeting is to be held or shall be sent to such director at such place by telegraph or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.
     Section 9. Rules and Regulations. The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of these By-laws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper. In the absence of the Chairman of the Board, such person as may be designated by the Board of Directors shall preside at meetings of the Board.
     Section 10. Participation in Meetings by Means of Communications Equipment. Any one or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
     Section 11. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the members of the Board or of any such committee consent thereto in writing and the writing or writings are filed without the minutes of proceedings of the Board or of such committee.
     Section 12. Resignations. Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective.
     Section 13. Removal of Directors. Subject to the terms of any Preferred Stock Designation, any director may be removed at any time for cause or without cause by vote of the holders of a majority in voting interest of shares then entitled to vote in the election of directors. Any director may also be removed at any time for cause by vote of a majority of the entire Board of Directors. The vacancy in the Board caused by any such removal may be filled by the stockholders or as provided in Section 14 of
Article III of these By-laws.
     Section 14. Vacancies. Except as otherwise provided by the terms of any Preferred Stock Designation or any other securities of the Corporation, newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum of the Board of Directors is present, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining directors, or by the stockholders in accordance with Section 13 of this Article III or at a meeting called for that purpose in accordance with Section 3 of Article II of these By-laws. The director elected to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurred and until his successor shall be elected and shall qualify or until his earlier death or resignation or removal in the manner provided herein.
     Section 15. Compensation. Each director who shall not at the time also be a salaried officer or employee of the Corporation or any of its subsidiaries (hereinafter referred to as an "outside director"), in consideration of such person serving as a director, shall be entitled to receive from the Corporation such amount per annum and such fees for attendance at meetings of the Board of Directors or of committees of the Board, or both, as the Board shall from time to time determine. In addition, each director, whether or not an outside director, shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as a director. Nothing contained in this Section shall preclude any director from serving the Corporation or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

                                 ARTICLE V
                      Executive and Other Committees
     Section 1. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate annually three or more of its members to constitute members or alternate members of an Executive Committee. The Board of Directors may designate one or more directors as alternate members of the Executive Committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the Executive Committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Executive Committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business and affairs of the Corporation, including, if such Committee is so empowered and authorized by resolution adopted by a majority of the entire Board, the power and authority to declare a dividend, to authorize the issuance of stock, to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and may authorize the seal of the Corporation to be affixed to all papers which may require it, except that the Executive Committee shall not have such power or authority in reference to:
          (a) amending the Restated Certificate of Incorporation of the Corporation;
          (b) adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware involving the Corporation;
          (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation;
          (d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;
          (e)  adopting, amending or repealing any By-law;
          (f) filling vacancies on the Board or on any committee of the Board, including the Executive Committee; or
          (g) amending or repealing any resolution of the Board which by its terms may be amended or repealed only by the Board.
          The Board shall have power at any time to change the membership of the Executive Committee, to fill all vacancies in it and to discharge it, either with or without cause.
     Section 2. Other Committees. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate one or more other committees, each committee to consist of one or more of the members of this Board and each of which committee shall have such authority of the Board as may be specified in the resolution of the Board designating such committee. A majority of all the members of such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause.
     Section 3. Procedure; Meetings, Quorum. Regular meetings of the Executive Committee or any other committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the Executive Committee or any other committee of the Board shall be called at the request of any member thereof. Notice of each special meeting of the Executive Committee or any other committee of the Board shall be sent by mail, telegraph or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of the Executive Committee or any other committee of the Board shall be a legal meeting without any notice thereof having been given, if all the members thereof shall be present thereat. Notice of any adjourned meeting of any committee of the Board need not be given. The Executive Committee or any other Committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Restated Certificate of Incorporation of the Corporation or these By-laws for the conduct of its meetings as the Executive Committee or such other committee of the Board may deem proper. A majority of the Executive Committee or any other committee of the Board shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meting at which a quorum is present shall be the act of such committee. The Executive Committee or any other committee of the Board of Directors shall keep written minutes of its proceedings and shall report on such proceedings to the Board.

                                 ARTICLE V
                                 Officers
     Section 1. Number; Term of Office. The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice-Presidents, one or more of whom may be designated as Executive, Group or Senior Vice-Presidents, a Treasurer, a Secretary, a Controller, and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, each to have such authority, functions or duties as in these By-laws provided or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person s successor shall have been chosen and shall qualify, or until such person s death or resignation, or until such person s removal in the manner hereinafter provided. The Chairman of the Board shall be elected from among the directors. One person may hold the offices and perform the duties of any two or more of said officers; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Restated Certificate of Incorporation of the Corporation or these By-laws to be executed, acknowledged or verified by two or more officers. The Board may from time to time authorize any officer to appoint and remove any such other officers and agents and to prescribe their powers and duties.
     Section 2. Removal. Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof called for the purpose, or, except in the case of any officer elected by the Board, by any committee or superior officer upon whom such power may be conferred by the Board.
     Section 3. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
     Section 4. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these By-laws for election to such office.
     Section 5. Chairman of the Board. The Chairman of the Board shall be the chief executive officer of the Corporation and as such shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board of Directors. The Chairman of the Board shall, if present, preside at meetings of the Board of Directors and, if present, preside at meetings of the stockholders.
     Section 6. The President. The President, if any, shall be the chief operating officer of the Corporation. The President shall perform such other duties as the Board may from time to time determine.
     Section 7. Vice-Presidents. Each Vice-President shall have such powers and duties as shall be prescribed by the Chairman of the Board or the Board of Directors.
     Section 8. Treasurer. The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chairman of the Board or the Board of Directors.
     Section 9. Secretary. The Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall be custodian of the seal of the Corporation and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws. The Secretary shall have charge of the stock ledger and also of the other books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chairman of the Board or the Board of Directors.
     Section 10. Controller. The Controller shall perform all of the duties incident to the office of the Controller and such other duties as may from time to time be assigned to such person by the Chairman of the Board or the Board of Directors.
     Section 11. Assistant Treasurers, Secretaries and Controllers. The Assistant Treasurers, the Assistant Secretaries and the Assistant Controllers shall perform such duties as shall be assigned to them by the Treasurer, Secretary or Controller, respectively, or by the Chairman of the Board or the Board of Directors.

                                ARTICLE VI
                  Indemnification of Directors, Officers,
                           Employees and Agents
     Section 1. Third Party Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.
     Section 2. Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person s duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.
     Section 3. Determination of Indemnification. Any indemnification under Section 1 or 2 of the Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this
Article VI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.
     Section 4. Right to Indemnification. Notwithstanding the other provisions of this Article VI, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article VI, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by such person in connection therewith.
     Section 5. Advance of Expenses. Expenses incurred in defending or investigating a threatened or pending civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI.
     Section 6. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this
Article VI, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VI. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VI, as the case may be. Notice of any application for indemnification pursuant to this Section 6 shall be given to the Corporation promptly upon the filing of such application.
     Section 7. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person s official capacity and as to action in another capacity while holding such office. The provisions of this
Article VI shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.
     Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this
Article VI.
     Section 9. Indemnification To Continue. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.
     Section 10. Definitions of Certain Terms. For purposes of this Article VI, references to the Corporation shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.
     For purposes of this Article VI, references to other enterprises shall include employee benefit plans; references to fines shall include any excise taxes assessed on a person with a respect to an employee benefit plan; references to serving at the request of the Corporation shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of any employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation as referred to in this
Article VI.

                                ARTICLE VII
                               Capital Stock
     Section 1. Certificates for Shares. Certificates representing shares of stock of each class of the Corporation, whenever authorized by the Board of Directors, shall be in such form as shall be approved by the Board. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman of the Board, the President or a Vice-President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation, which may be a facsimile thereof. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
     The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board.
     Section 2. Transfer of Shares. Transfers of shares of stock of each class of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by such holder s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, if any, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer. No transfer of shares shall be valid as against the Corporation, its stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
     Section 3. Addresses of Stockholders. Each stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such person, and, if any stockholder shall fail to designate such address, corporate notices may be served upon such person by mail directed to such person at such person s post office address, if any, as the same appears on the share record books of the Corporation or at such person s last know post office address.
     Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor; the Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction; the Board of Directors, or a committee designated thereby, or the transfer agents and registrars for the stock, may, in their discretion, require the owner of the lost, stolen or destroyed certificates, or such person s legal representative, to give the Corporation a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate the issuance of such new certificate.
     Section 5. Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of stock of each class of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in lieu of certificates claimed to have been lost, destroyed, stolen or mutilated.
     Section 6. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                               ARTICLE VIII
                                   Seal
     The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and such other words or figures as the Board of Directors may approve and adopt. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                ARTICLE IX
                                Fiscal Year
     The fiscal year of the Corporation shall end on the last
Saturday in December in each year.

                                 ARTICLE X
                             Waiver of Notice
     Whenever any notice whatsoever is required to be given by these By-laws, by the Restated Certificate of Incorporation of the Corporation or by law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing, which writing shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to such notice.

                                ARTICLE XI
                                Amendments
     Any By-law (other than this By-law) may be adopted, repealed, altered or amended by a majority of the entire Board of Directors at any meeting thereof, provided that such proposed action in respect thereof shall be stated in the notice of such meeting.

                                ARTICLE XII
                               Miscellaneous
     Section 1. Execution of Documents. The Board of Directors or any committee thereof shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, notes, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.
     Section 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any committee thereof or any officer of the Corporation to whom power in that respect shall have been delegated by the Board or any such committee shall select.
     Section 3. Checks. All checks, drafts and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof.
     Section 4. Proxies in Respect of Stock or Other Securities of Other Corporations. The Board of Directors or any committee thereof shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights; provided, however, that in the absence of any such designation, the Chairman of the Board shall exercise the rights of the Corporation hereunder.
     Section 5. By-laws Subject to Law and Restated Certificate of Incorporation of the Corporation. Each provision of these By-laws is subject to any contrary provision of the Restated Certificate of Incorporation of the Corporation or of any applicable law as from time to time in effect, and to the extent any such provision is inconsistent therewith, such provision shall be superseded thereby for as long as and to the extent which it is inconsistent, but for all other purposes of these By-laws shall continue in full force and effect.

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